UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 29, 2024

Remark Holdings, Inc.

Delaware	001-33720	33-1135689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 S. Commerce Street Las Vegas, NV	89106	702-701-9514
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MARK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 1.01    Entry into Material Definitive Agreement.

On January 29, 2024, Microsoft Corporation (“Microsoft”) entered into a five-year cloud services and marketing agreement with Remark Holdings, Inc. (“Remark”, “we” or “our”). During the agreement period, our Remark AI business unit and its customers will consume $80 million of Microsoft Azure cloud services (“Azure Services”) and Microsoft, to aid Remark AI in integrating new customers with Azure and driving use of Azure Services, will co-market Remark AI’s solutions on the Microsoft Azure Marketplace and provide Remark AI with $2 million of Azure cloud services credits and approximately $0.7 million of consulting and migration credits.

The foregoing description of the agreement between Remark and Microsoft does not purport to be complete and is qualified in its entirety to the full text of such document, which is filed as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 29, 2024, the Board of Directors of Remark approved an amendment to Section 2.06 of Remark’s Amended and Restated Bylaws (the “Bylaws”) to reduce the quorum for the transaction of business at all meetings of stockholders, whether annual or special, from a majority to one-third or 33.33% of the shares entitled to vote thereat, present in person or by proxy. The amendment became effective immediately.

The text of the amendment to the Bylaws is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits

Exhibit	Description

3.1	Amendment to Amended and Restated Bylaws
10.1	Agreement, dated January 29, 2024, by and between Remark Holdings, Inc. and Microsoft Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remark Holdings, Inc.

Date:	January 30, 2024	By:	/s/ Kai-Shing Tao
		Name:	Kai-Shing Tao
		Title:	Chief Executive Officer